                                                                    EXHIBIT 99.2



                                    EXHIBIT A

THIS OPTION AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS THERE IS A (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT RELATED THERETO, (II) AN OPINION OF COUNSEL FOR THE HOLDER REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED, (III) RECEIPT OF A NO-ACTION LETTER(S) FROM THE APPROPRIATE GOVERNMENTAL AUTHORITY(IES), OR (IV) UNLESS PURSUANT TO AN EXEMPTION THEREFROM UNDER RULE 144 OF THE ACT.

                               NUTRA PHARMA CORP.

                               OPTION TO PURCHASE
                        13,600,000 SHARES OF COMMON STOCK


OPTION NO. 2005-1                                             DATED JUNE 1, 2005

         NUTRA PHARMA CORP., a California corporation (the "Company"), hereby certifies that, for value received, Doherty & Company, LLC, or its registered assigns ("Holder"), is entitled, subject to the terms set forth below, to purchase from the Company up to an aggregate of Thirteen Million Six Hundred Thousand (13,600,000) whole shares of Common Stock, par value $0.001 per share (the "Common Stock"), of the Company (each such share, a "Option Share" and all such shares, the "Option Shares") at an exercise price equal to $0.27 per share (the "Exercise Price"), at any time and from time to time through the Expiration Date, and subject to the following terms and conditions:

        1. Registration of Option. The Company shall register this Option, in the books of the Company to be maintained for that purpose (the "Option Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Option as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

        2. Piggyback Registration Rights.

               (a) Right to Piggyback . Whenever the Company proposes to register any of its securities under the Securities Act (other than on a registration on Form S-4 or any successor form) on a registration form which may be used for the registration of any Option Shares (a "Piggyback Registration"), the Company will give prompt written notice to Holder of its intention to effect such a registration and will include in such registration all Option Shares (in accordance with the priorities set forth in Sections 2(a) and 2(b) below) with respect to which the Company has received written requests for inclusion within fifteen (15) days after the delivery of the Company's notice.

               (b) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can reasonably be sold in such offering, the Company will include in such registration first, the securities that the Company proposes to sell; second, the securities that any holder of registration rights issued prior to May 31, 2005 proposes to sell; and third, the Option Shares requested to be included in such registration.

               (c) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities other than a demand registration and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can reasonably be sold in such offering, the Company will include in such registration first, the securities that any holder of registration rights issued prior to May 31, 2005 proposes to sell; and second, the Option Shares requested to be included therein by the Holder.

               (d) Other Registrations. If the Company has previously filed a registration statement with respect to Option Shares pursuant to this Section 2, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 90 days has elapsed from the effective date of such previous registration.

               (e) Selection of Underwriters. In connection with any Piggyback Registration in which Holder has elected to include Option Shares, the Company shall have the right to select the managing underwriters to administer any offering of the Company's securities in which the Company participates.

        3. Registration of Transfers and Exchanges.

               (a) No Holder may transfer any Option without the prior written consent of the Company, which consent may be granted or denied in the sole discretion of the Company provided that Holder may transfer all or any portion of this Option to any of its employees, including Michael Doherty. Should such consent be granted or not required, the Options so transferred shall continue to be bound by this restriction in the hands of a subsequent Holder, and the Company shall not be required to recognize any attempted transfer of the Options in violation of this Agreement.

               (b) Subject to the terms hereof, the Options shall be transferable only on the Option Register maintained at its principal office upon delivery thereof duly endorsed by the Holder or by its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. In all cases of transfer by an attorney, the original power of attorney, duly approved, or a copy thereof, duly certified, shall be deposited and remain with the Company. Upon any registration of transfer, the person to whom such transfer is made shall receive a new Option or Options as to the portion of the Option transferred, and the Holder of such Option shall be entitled to receive a new Option or Options from the Company as to the portion thereof retained. The Company may require the payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any such transfer.

        4. Duration and Exercise of Options.

               (a) The term of this Option shall be the period commencing May 31, 2005 and ending on May 31, 2010 (the "Expiration Date").

               (b) This Option shall be exercisable by 50% commencing on May 31, 2006, provided the Company has raised at least $500,000 of additional equity, debt or equity-linked financing prior to October 31, 2005, and the balance shall be exercisable in twelve equal monthly installments thereafter by the registered Holder on any business day through the Expiration Date before 5:00 P.M., Los Angeles time. Notwithstanding the foregoing, this Option to the extent not exercisable shall become immediately exercisable upon (i) a termination of the Letter Agreement dated as of an even date herewith among the Company, Doherty & Company LLC and Michael Doherty by the Company prior to the second anniversary thereof (other than as a result of the death or disability of Mr. Doherty or for cause in accordance with such Letter Agreement) or (ii) a Change of Control. At 5:00 P.M., Los Angeles time on the Expiration Date, the portion of this Option not exercised prior thereto shall be and become void and of no value.

               (c) Subject to Sections 4(b), 6 and 9, upon surrender of this Option, with the Form of Election to Purchase attached hereto duly completed and executed, to the Company at its office at 1829 Corporate Drive, Boynton, Florida 33426, Attention: Chief Executive Officer, or at such other address as the Company may specify in writing to the then registered Holder, and upon payment of the Exercise Price multiplied by the number of Option Shares that the Holder intends to purchase hereunder, in lawful money of the United States of America, in cash or by certified or official bank check or checks (subject to the Conversion Right in accordance with Section 5), all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than five (5) business days after the date of exercise) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Option Shares issuable upon such exercise.

               (d) For purposes hereof, a "Change of Control" shall mean (i) a sale, lease or other disposition of all or substantially all of the assets of the Company; (ii) a merger or consolidation in which the Company is not the surviving corporation; (iii) a reverse merger in which the Company is the surviving corporation but the shares of common stock of the Company outstanding immediately preceding the merger (a) are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (b) represent less than 50% of the combined voting power of the Company outstanding immediately after such merger; (iv) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any comparable successor provision (excluding any employee benefit plan, or related trust, sponsored by the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act or any comparable successor rule) of securities of the Company representing at least 50% of the combined voting power of the Company entitled to vote in the election of directors; or (v) the stockholders of the Company approve a plan of liquidation or dissolution of the Company.

               (e) Any person so designated by the Holder to receive Option Shares shall be deemed to have become holder of record of such Option Shares as of the Date of Exercise of this Option. For purposes of this Section 4, an "Exercise Date" means the date on which the Company shall have received (i) this Option (or any new Option, as applicable), with the Form of Election to Purchase attached hereto (or attached to such new Option) appropriately completed and duly executed, and (ii) payment of the Exercise Price for the number of Option Shares so indicated by the holder hereof to be purchased.

               (f) This Option shall be exercisable, either in its entirety or, from time to time, for a portion of the number of whole Option Shares so long as at least one hundred (100) Option Shares are purchased in any one exercise or, if less, all of the Option Shares which may be purchased under this Option. If less than all of the Option Shares which may be purchased under this Option are exercised at any time, the Company shall issue or cause to be issued, at its expense, a new Option evidencing the right to purchase the remaining number of Option Shares for which no exercise has been evidenced by this Option.

               (g) This Option shall only be exercisable if, and shall be only exercisable to the extent, it is legal to do so because, among other things, the Option Shares are registered pursuant to a registration statement which has been declared effective by the Securities and Exchange Commission, and which is still effective on the applicable date of exercise, or the issuance of such Option Shares is exempt from the registration requirements of the Securities Act of 1933, as amended.

        5. Cashless Exercise Alternative. In addition to and without limiting the rights of the Holder under the terms of this Option, Holder shall have the right in lieu of paying the exercise price to convert this Option or any portion thereof (the "Conversion Right") into Option Shares as provided in this Section 5 at any time or from time to time through the Expiration Date by delivering notice in accordance with Section 4(c). Upon exercise of the Conversion Right with respect to all or a specified portion of shares subject to this Option (the "Pre-Converted Option Shares"), the Company shall deliver to Holder that number of Option Shares equal to the quotient obtained by dividing (i) the value of this Option (or the specified portion hereof) on the Exercise Date (as defined in Section 4(e)), which value shall be equal to (A) the aggregate Fair Market Value (as defined below) of the Pre-Converted Option Shares issuable upon exercise of this Option on the Exercise Date less (B) the aggregate Exercise Price of such Pre-Converted Option Shares immediately prior to the exercise of the Conversion Right by (ii) the fair market value of one (1) Option Share on the Exercise Date.

        Expressed as a formula, such conversion shall be computed as follows:

                                    X = (A-B)
                                         ---
                                          Y

where     X  = the number of Option Shares to be issued to the Holder pursuant to this Section 5.

          Y  = the Fair Market Value (as defined below) of one (1) Option Share.

          A  = the aggregate fair market value of the Pre-Converted Option
               Shares at the time the Conversion Right is elected pursuant to this Section 5 (i.e., Fair Market Value (as defined below) per Option Share x Pre-Converted Option Shares).

          B  = aggregate the Exercise Price of the Pre-Converted Option Shares
               (i.e., Exercise Price x Pre-Converted Option Shares).

        For purposes of the provisions of this Option requiring a determination in accordance with this Section 5, "Fair Market Value" as of a particular date (the "Determination Date") shall mean (i) for any security if such security is traded on a national securities exchange (an "Exchange"), the weighted average (based on daily trading volume) of the mid-point between the daily high and low trading prices of the security on each of the last ten (10) trading days prior to the Determination Date reported on such Exchange, (ii) for any security that is not traded on an Exchange but which is quoted on the Nasdaq Stock Market ("NASDAQ") or other electronic quotation system, the weighted average (based on daily trading volume) of the mid-point between the daily high and low trading prices reported on NASDAQ on each of the last ten (10) trading days (or if the relevant price or quotation did not exist on any of such days, the relevant price or quotation on the next preceding business day on which there was such a price or quotation, for a total of five trading days) prior to the Determination Date, or (iii) for any security or any other asset, if no price can be determined on the basis of the above methods of valuation, then the judgment of valuation shall be determined in good faith by the Board of Directors of the Company, which determination shall be described in a duly adopted board resolution certified by the Company's Secretary or Assistant Secretary.

        6. Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the issuance of Option Shares upon the exercise of this Option; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Option Shares or Options in a name other than that of the Holder, and the Company shall not be required to issue or cause to be issued or deliver or cause to be delivered the certificates for Option Shares unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Option or receiving Option Shares upon exercise hereof.

        7. Replacement of Option. If this Option is mutilated, lost, stolen or destroyed, the Company may, in its discretion, issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Option, a new Option, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and indemnity, if requested, satisfactory to it. Applicants for a new Option under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable charges as the Company may prescribe.

        8. Adjustments

               (a) For Changes in Common Stock. If the Company, at any time and from time to time while this Option is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides its outstanding shares of Common Stock into a larger number of shares, or (iii) combines its outstanding shares of Common Stock into a smaller number of shares, then, and in each such case, the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Simultaneously with any adjustment to the Exercise Price pursuant to this
Section 8, the number of Option Shares shall be proportionately increased (in the case of a subdivision described in clauses (i) and (ii) above), or proportionately decreased (in the case of a combination described in clause (ii) above) to become effective immediately after the day upon which such subdivision or combination becomes effective. The Company shall give written notice of each adjustment or readjustment of the number of Option Shares or other securities issuable upon exercise of this Option; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The notice shall describe the adjustment or readjustment and show in reasonable detail the facts on which the adjustment or readjustment is based.

               (b) Merger, Sale or Reclassification. In case of any (i) consolidation or merger (including a merger in which the Company is the surviving entity), (ii) sale or other disposition of all or substantially all of the Company's assets or distribution of property to shareholders (other than distributions payable out of earnings or retained earnings), or (iii) reclassification, change or conversion of securities of the class issuable upon exercise of this Option (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), Holder shall thereafter have the right to receive upon exercise of this Option, the kind and amount of shares of stock, other securities, money and property receivable upon such consolidation, merger, sale or other disposition, reclassification, change or conversion by a holder of the number of Option Shares then purchasable under this Option. The provisions of this Section 8(b) shall similarly apply to successive reclassifications, changes and conversions. The Company shall give written notice of each event described in this Section 8(b); provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The notice shall describe the event and describe in reasonable detail the effect on the rights of Holder pursuant to this Option.

        9. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Option Shares on the exercise of this Option. The number of full Option Shares which shall be issuable upon the exercise of this Option shall be computed on the basis of the aggregate number of Option Shares purchasable on exercise of this Option so presented. If any fraction of a Option Share would be issuable on the exercise of this Option, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon exercise shall, on an aggregate basis, be rounded down to the nearest whole number of shares.

        10. Notices. Any and all notices or other communications or deliveries hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this
Section 10 prior to 5:00 P.M. (Los Angeles time) on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this
Section 10 later than 5:00 P.M. (Los Angeles time) on any date and earlier than 11:59 P.M. (Los Angeles time) on such date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or
(iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Company, to Nutra Pharma Corp., 1829 Corporate Drive, Boynton, Florida 33426, Attention:
Chief Financial Officer, or to facsimile no. (866) 744-3655, or (ii) if to the Holder, to the Holder at the address or facsimile number appearing on the Option Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section 10.

        11. Stockholder Rights. Until the valid exercise of this Option, the Holder shall not be entitled to any of the rights of a stockholder of the Company.

        12. Reservation of Option Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Option Shares upon exercise of this Option as herein provided, the number of Option Shares which are then issuable and deliverable upon the exercise of this entire Option, free from preemptive rights or any other contingent purchase rights of Persons other than the Holder (taking into account the adjustments and restrictions of Section 8). The Company covenants that all Option Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

        13. Miscellaneous.

               (a) This Option shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Option may be amended only in writing signed by the Company and the Holder.

               (b) Nothing in this Option shall be construed to give to any person or entity other than the Company and the Holder any legal or equitable right, remedy or cause under this Option; this Option shall be for the sole and exclusive benefit of the Company and the Holder.

               (c) This Option and the Option Shares (and the securities issuable, directly or indirectly, upon conversion of the Option Shares, if any), shall be imprinted with one or all of the following legends:

                        (i) "THIS OPTION AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS THERE IS A (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT RELATED THERETO, (II) AN OPINION OF COUNSEL FOR THE HOLDER REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED, (III) RECEIPT OF A NO-ACTION LETTER(S) FROM THE APPROPRIATE GOVERNMENTAL AUTHORITY(IES), OR (IV) UNLESS PURSUANT TO AN EXEMPTION THEREFROM UNDER RULE 144 OF THE ACT."

                        (ii) any legend required by applicable state securities laws;

                        (iii) any legend required by the Company's certificate of incorporation or certificate of determination; and/or

                        (iv) any legend required by any applicable shareholders' agreement.

               (d) This Option shall be governed by and construed and enforced in accordance with the internal laws of the State of California without regard to the principles of conflicts of law thereof.

               (e) The headings herein are for convenience only, do not constitute a part of this Option and shall not be deemed to limit or affect any of the provisions hereof.

               (f) In case any one or more of the provisions of this Option shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Option shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Option.

        IN WITNESS WHEREOF, the Company has caused this Option to be duly executed by its authorized officer as of the date first written above.



                                                  NUTRA PHARMA CORP.,
                                                  A CALIFORNIA CORPORATION



                                                  By: /s/ Rik J Deitsch
                                                  Name:  Rik J Deitsch
                                                  Title: President

Acknowledged and agreed to:

DOHERTY & COMPANY, LLC

By: /s/ Michael Doherty
Name:  Michael Doherty
Title: President

                          FORM OF ELECTION TO PURCHASE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Option)

To Nutra Pharma Corp.:

        [CHECK PARAGRAPH THAT APPLIES]

        _________ In accordance with the Option enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase _____________ shares of Common Stock, par value $0.001 per share (the "Common Stock"), of Nutra Pharma Corp. and encloses herewith $________ in cash or certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Option) for the number of shares of Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Option.

         - OR -

        __________ In accordance with the Option enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to convert such Option into ___________ shares of Common Stock by cashless exercise pursuant to
Section 5 of the Option. Also enclosed is documentation supporting the calculation of such number of shares of Common Stock to which this Form of Election to Purchase relates.

        The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of___________________________.

                                               PLEASE INSERT SOCIAL SECURITY
                                               OR TAX IDENTIFICATION NUMBER

                                               ---------------------------------



--------------------------------------------------------------------------------
                         (Please print name and address)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Option, the undersigned requests that a new Option evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

--------------------------------------------------------------------------------
                         (Please print name and address)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


Dated:________________, _____             Name of Holder:

                                          (Print)
                                                 -------------------------------
                                          (By:)
                                               ---------------------------------

                                          (Name:)
                                                 -------------------------------

                                          (Title:)
                                                 -------------------------------

                                          (Signature must conform in all
                                          respects to name of holder as
                                          specified on the face of the Option)

        [TO BE COMPLETED AND EXECUTED ONLY UPON TRANSFER OF OPTION]

        FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Option to purchase ____________ shares of Common Stock, par value $0.001 per share, of Nutra Pharma Corp. to which the within Option relates and appoints ________________ attorney to transfer said right on the books of Nutra Pharma Corp. with full power of substitution in the premises.

Dated:



---------------, ----


                                            (Signature must conform in all
                                            respects to name of holder as
                                            specified on the face of the Option)

                                            -------------------------------
                                            Address of Transferee
In the presence of:


---------------------------------


                                       3